                                                                      EXHIBIT 23
                       UNITED BANCORP, INC. FORM 10-K

                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the prospectus constituting part of the registration statement on Form S-3 for United Bancorp, Inc., Dividend Reinvestment Plan of our report dated January 16, 1998 on the 1997 consolidated financial statements of United Bancorp, Inc., which report is incorporated by reference in this Form 10-K.









                                                  Crowe, Chizek and Company LLP


Columbus, Ohio
March 26, 1998